UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Annual Report
October 31, 2007

Global High Income Fund Inc.

December 14, 2007

Dear shareholder,
We are pleased to present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2007.

Performance
Over the 12 months ended October 31, 2007, the Fund returned 12.40% on a net asset value basis and declined 2.33% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Emerging Markets Debt Funds, were 9.84% and 6.51% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global (the “Index”) returned 8.07% over the annual period. (For more performance information, please refer to “Performance at a glance” on page 6.)

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a premium to its net asset value (“NAV”) per share during most of the reporting period. However, in July 2007, as the markets grew more turbulent, the Fund began trading at a discount to its NAV. We believe that this reversal—which was seen in a majority of fixed income closed-end fund categories—was partly due to that fact that investors sold off shares to move into what they perceived to be safer investments. The difference in the Fund’s market price and net asset value performance relative to its Lipper peer group medians can be explained in part by looking at where the Fund stood relative to its peers at the beginning and ending of the reporting period. At the beginning, the Fund was trading at a sizable premium, while by the end of the reporting period,
Global High Income Fund Inc.

Investment goal:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

Global High Income Fund Inc.

the market price of its shares was lower than the Fund’s NAV per share, like many of its peers.

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternately, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	The emerging markets debt asset class performed well during the first eight months of the reporting period. Historically, a large difference in yield—often referred to as the “spread” —has existed between emerging markets debt yields and the yields of lower-risk US Treasury obligations. However, during that eight-month period, emerging markets debt prices rose relative to those of similar maturity US Treasuries, making spreads tighter. Based on certain measures, spreads tightened from 190 basis points to an all-time low of near 150 basis points during the first eight months of the reporting period for emerging markets debt overall. (A basis point is 1/100th of 1%.)

Volatility increased in June 2007, however, as concern over the US subprime mortgage market spilled over into global capital markets. This contributed to a fall in emerging market debt prices. Coupled with a rally in US Treasuries on a related flight to quality, this led emerging market debt spreads to increase by nearly 100 basis points, reaching 250 basis points over the next two months.

In the final two months of the reporting period, some of the concern over the credit markets subsided after major central banks added liquidity to the marketplace. Subsequently, emerging markets debt spreads moved back toward 200 basis points, only 50 basis points from their all-time lows.

Despite this, at the end of the reporting period, significant uncertainty still existed in the financial markets about the impact of subprime mortgage-related losses on the balance sheet of banks and other financial institutions. This led to a renewed widening of emerging markets debt spreads.

Global High Income Fund Inc.

However, emerging markets debt spreads have widened less than the spreads of their similarly-rated high yield bond counterparts (which are issued by entities in more developed economies). In light of increased volatility and market uncertainty, we believe that emerging markets debt performed relatively well throughout the reporting period as a whole.

Q.	Which investment areas did you emphasize over the reporting period?
A.	As in the past, we conducted extensive research and employed a wide variety of strategies as we sought to generate a high level of current income and capital appreciation for the Fund. In particular, we sought to meet the Fund’s goals by strategically allocating its portfolio among various countries, securities and currencies. We attempted to keep the Fund from being overly dependent upon any one area to generate positive returns. This is an integral part of our risk management process—an important factor, particularly given the risks associated with investing in emerging markets debt.

During the reporting period, we emphasized investments in Argentina. These included both US dollar and Argentine peso-denominated bonds. Argentine debt yields were attractive for much of the reporting period, generating returns that helped the Fund’s performance overall. However, as volatility rose in June, positions in higher-risk credits like those of Argentina suffered the most. As a result, the Fund’s exposure to Argentine debt detracted from results in July, August, and September of 2007.

At times throughout the period, we emphasized local currency investments in a number of countries, including Brazil, the Dominican Republic, Turkey, Malaysia and Egypt. We did this in order to take advantage of relatively high local yields, and to gain from the appreciation of what we viewed to be undervalued currencies. While volatility also impacted these positions, they generally contributed positively to the Fund’s performance over the reporting period as a whole.

We also de-emphasized investments in selected countries, including the US dollar-denominated debt of countries such as Mexico and Brazil. The bonds of these countries tend to outperform during periods of increased uncertainty and volatility. However, our analysis showed that they were trading richly—that is, the additional yield that they offered, compared to US Treasuries of a similar duration, was not significant considering the additional risk they entailed. They also offered less upside potential, as their spreads had tightened significantly. In response, we underweighted this area versus the Fund’s benchmark, emphasizing other investments that we believed had more attractive return potential.

Global High Income Fund Inc.

However, our underweight to both Mexico and Brazil detracted from the Fund’s relative performance when volatility increased later in the fiscal year and those markets posted strong returns.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	Duration measures a Fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio. For most of the reporting period, we kept the Fund’s duration shorter in relation to the benchmark.

Overall, US bond yields declined during the reporting period, with yields at the short end of the US Treasury yield curve declining more than their longer-term counterparts. (The yield curve depicts the differences in bond yields that are due solely to differences in maturity.) While our short-duration positioning both hurt and helped performance at times, overall, it had a slightly negative impact on performance during the reporting period.

Q.	What is your outlook for the emerging markets debt asset class?
A.	We believe that fundamentals in many emerging markets countries remain healthy, in part because many emerging markets economies are commodity exporters. As commodity prices generally rose throughout the reporting period, the overall balance sheets of the emerging markets were improving and, in many cases, strong. In addition, many emerging markets countries have ample cash reserves. These factors strengthen the asset class from a fundamental perspective—which is an important reason why emerging markets debt has performed relatively well despite the increased volatility in the credit markets.

We believe that it is likely that fundamentals will remain strong, and that the asset class will likely be well-supported going forward. In our view, while the external environment may deteriorate due to the potential slowdown in the US economy, as well as in other major economies, emerging markets countries should be able to weather these problems better than in the past.

This is not to say that the outlook in emerging markets countries is positive across the board. Some countries have failed to make progress with regard to their external, fiscal and debt profiles, despite improvement in global economic conditions in recent years. As a result, while we believe that emerging markets debt should perform well overall, we also are alert to the possibility that problems could arise in certain countries.

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Global High Income Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2007. The views and opinions in the letter were current as of December 14, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/07

Net asset value returns	1 year	5 years	10 years

Global High Income Fund Inc.	12.40%	15.78%	12.56%

Lipper Emerging Markets Debt Funds median	9.84	16.77	11.86

Market price returns

Global High Income Fund Inc.	(2.33)%	13.74%	13.93%

Lipper Emerging Markets Debt Funds median	6.51	14.95	12.41

Index returns

J.P. Morgan EMBI Global Index*	8.07%	13.93%	10.79%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

*	J.P. Morgan Emerging Markets Bond Index—Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	10/31/07		4/30/07		10/31/06

Net asset value	$15.26		$15.20		$14.85

Market price	$14.38		$16.66		$16.06

12-month dividends/distributions	$1.3519		$1.3326		$2.5517

Dividend/distribution at period-end	$0.1130		$0.1136		$0.1104

Net assets (mm)	$329.4		$328.2		$320.5

Currency exposure**	10/31/07		4/30/07		10/31/06

US dollar denominated	76.9%		67.1%		80.3%

Foreign denominated	23.1		32.9		19.7

Total	100.0%		100.0%		100.0%

Top ten countries
(excluding US)**	10/31/07		4/30/07		10/31/06

Argentina	12.9%	Turkey	15.6%	Argentina	17.2%

Turkey	12.7	Argentina	11.7	Turkey	10.6

Brazil	7.4	Russia	6.5	Russia	8.5

Indonesia	7.3	Brazil	5.4	Brazil	8.2

Russia	6.3	Indonesia	5.1	Malaysia	4.2

Venezuela	5.7	Venezuela	4.8	Indonesia	4.2

				Dominican
Malaysia	5.2	Malaysia	4.4	Republic	4.1

Dominican Republic	3.3	Egypt	4.2	Uruguay	4.0

		Dominican
Colombia	3.1	Republic	3.4	Colombia	2.7

Poland	3.0	Serbia	2.8	Serbia	2.7

Total	66.9%		63.9%		66.4%

Credit quality**	10/31/07		4/30/07		10/31/06

AAA	0.3%		3.7%		1.4%

A	3.1		1.6		2.5

BBB	10.6		0.8		9.5

BB	36.0		33.9		29.2

B	17.9		14.6		19.8

CCC	—		0.7		—

D	1.2		1.2		—

Non-rated	17.8		28.1		25.7

Cash equivalents	2.7		5.0		10.2

Other assets less liabilites	10.4		10.4		1.7

Total	100.0%		100.0%		100.0%

*	Prices and other characteristics will vary over time.

**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of October 31, 2007 (unaudited)

International bonds
International corporate bonds
Commercial banks	1.04%
Diversified financial services	6.15
Electric utilities	5.36
Food products	0.24
Non-agency	0.88
Oil, gas & consumable fuels	1.12

Total international corporate bonds	14.79
Foreign governments	69.51

Total international bonds	84.30
Warrants	1.49
Short-term investments	3.65
Options purchased	0.27

Total investments	89.71
Cash and other assets, less liabilities	10.29

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

	Face
	amount		Value

International bonds—84.30%

Argentina—11.44%
Argentina Prestamos Garantizadad,
5.864%, due 06/09/09(1)	ARS	5,308,240	$4,009,955

Banco de Galicia y Buenos Aires,
11.000%, due 01/01/19(2)		$845,717	833,031

Province of Mendoza,
5.500%, due 09/04/18		1,265,573	939,688

Republic of Argentina,
5.389%, due 08/03/12(1)		33,112,000	19,072,512

7.000%, due 03/28/11		3,600,000	3,441,600

7.000%, due 10/03/15		5,515,000	4,756,687

7.000%, due 04/17/17		700,000	593,250

11.000%, due 12/04/05(3)		1,000,000	360,000

11.000%, due 10/09/06(3)		4,500,000	1,631,250

11.375%, due 03/15/10(3)		800,000	292,000

11.375%, due 01/30/17(3)		1,800,000	661,500

12.250%, due 06/19/18(3)		2,850,000	1,033,125

Republic of Argentina, DISC,
5.830%, due 12/31/33(1)	ARS	159,571	63,386

			37,687,984

Brazil—7.35%
Federal Republic of Brazil,
6.000%, due 01/17/17		$9,270,000	9,455,400

6.000%, due 05/15/45	BRL	7,200,000	6,831,553

Federal Republic of Brazil, EXIT Bond,
6.000%, due 09/15/13		$2,499,975	2,499,975

JBS SA,
9.375%, due 02/07/11		750,000	780,000

Union National FIDC Trust 2006,
0.000%, due 12/01/08(1),(4)	BRL	2,141,490	1,316,809

0.000%, due 07/01/10(1),(4)		1,832,665	1,130,906

0.000%, due 05/01/11(1)		3,560,082	2,199,845

			24,214,488

Colombia—3.09%
Republic of Colombia,
7.330%, due 11/16/15(1)		$3,000,000	3,157,500

7.375%, due 01/27/17		3,350,000	3,696,725

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

	Face
	amount		Value

International bonds—(continued)

Colombia—(concluded)
11.750%, due 02/25/20		$2,235,000	$3,330,150

			10,184,375

Dominican Republic—3.33%
Republic of Dominica,
9.040%, due 01/23/18		$617,532	710,162

9.500%, due 09/27/11		7,575,145	8,086,467

Republic of Dominica Credit-Linked Note,
10.967%, due 02/29/08(5)		2,222,444	2,184,169

			10,980,798

Egypt—1.24%
Egypt Government Bond,
8.500%, due 02/14/08	EGP	22,000,000	4,075,034

El Salvador—1.85%
Republic of El Salvador,
7.750%, due 01/24/23		$3,830,000	4,442,800

8.250%, due 04/10/32		1,340,000	1,634,800

			6,077,600

Indonesia—7.32%
Indonesia Government Credit-Linked Notes,
11.000%, due 10/15/14	IDR	4,000,000,000	486,974

Indonesia Treasury Bonds,
10.250%, due 07/15/27		9,700,000,000	1,075,110

11.000%, due 09/15/25		28,200,000,000	3,323,117

12.500%, due 03/15/13(6)		23,350,000,000	2,973,615

Majapahit Holding BV,
7.250%, due 10/17/11		$3,400,000	3,463,441

7.250%, due 06/28/17		3,700,000	3,681,500

7.250%, due 06/28/17(4)		5,000,000	4,956,250

7.875%, due 06/29/37(4)		4,200,000	4,158,000

			24,118,007

Kazakhstan—0.49%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	1,600,662

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

	Face
	amount		Value

International bonds—(continued)

Lebanon—1.84%
Republic of Lebanon,
4.000%, due 12/31/17(6)		$4,600,000	$3,634,000

8.250%, due 04/12/21		650,000	591,500

8.500%, due 01/19/16		1,100,000	1,053,250

11.625%, due 05/11/16		700,000	784,000

			6,062,750

Malaysia—5.24%
Johor Corp.,
1.000%, due 07/31/12	MYR	46,970,000	16,337,391

Malaysia Government Bond,
3.869%, due 04/13/10		3,000,000	907,555

			17,244,946

Mexico—0.65%
Hipotecaria Su Casita SA,
8.500%, due 10/04/16		$2,045,000	2,147,250

Pakistan—2.20%
Islamic Republic of Pakistan,
6.750%, due 02/19/09		$2,400,000	2,364,000

6.875%, due 06/01/17		1,000,000	905,000

6.875%, due 06/01/17(4)		2,340,000	2,129,400

7.125%, due 03/31/16		2,000,000	1,860,000

			7,258,400

Philippines—2.61%
National Power Corp.,
8.400%, due 12/15/16		$3,100,000	3,441,000

9.625%, due 05/15/28		1,160,000	1,447,100

Republic of Philippines,
8.000%, due 01/15/16		400,000	453,000

8.375%, due 02/15/11		3,000,000	3,240,000

			8,581,100

Poland—3.02%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	4,281,733

6.000%, due 11/24/10		14,000,000	5,656,562

			9,938,295

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

	Face
	amount		Value

International bonds—(continued)

Russia—6.35%
Dali Capital PLC Bank of Moscow,
7.250%, due 11/25/09	RUB	75,800,000	$3,077,515

Gaz Capital for Gazprom,
7.288%, due 08/16/37(4)		$1,700,000	1,805,740

RSHB Capital SA,
7.175%, due 05/16/13		2,520,000	2,593,584

Russian Federation,
7.500%, due 03/31/30(2)		9,603,000	10,827,382

7.500%, due 03/31/30(2),(4)		2,330,053	2,627,135

			20,931,356

Serbia—2.11%
Republic of Serbia,
3.750%, due 11/01/24(2)		$7,290,000	6,961,950

South Africa—0.92%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	300,375

6.500%, due 06/02/14		2,000,000	2,115,000

7.375%, due 04/25/12		560,000	606,200

			3,021,575

Sri Lanka—0.27%
Republic of Sri Lanka,
8.250%, due 10/24/12(4)		$900,000	893,817

Turkey—12.75%
Government of Turkey,
14.000%, due 01/19/11	TRY	1,000,000	859,238

16.000%, due 03/07/12		7,750,000	6,941,538

Republic of Turkey,
7.000%, due 09/26/16		$15,290,000	15,958,937

11.000%, due 01/14/13		1,250,000	1,531,250

11.500%, due 01/23/12		620,000	751,316

Republic of Turkey Credit-Linked Notes,
14.000%, due 01/19/11		2,884,424	2,895,962

14.000%, due 01/20/11(1)		5,000,000	7,541,100

15.000%, due 02/11/10(1)		4,000,000	5,513,680

			41,993,021

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

	Face
	amount		Value

International bonds—(concluded)

Ukraine—1.89%
Republic of Ukraine,
7.650%, due 06/11/13		$2,000,000	$2,155,000

Republic of Ukraine Credit-Linked Note,
14.500%, due 03/30/08	UAH	20,300,000	4,085,049

			6,240,049

Uruguay—1.07%
Republic of Uruguay,
6.875%, due 01/19/16	EUR	2,330,000	3,522,781

Venezuela—5.65%
Petroleos de Venezuela SA,
5.250%, due 04/12/17		$2,500,000	1,888,750

Republic of Venezuela,
5.375%, due 08/07/10		3,180,000	3,027,360

5.750%, due 02/26/16		9,400,000	8,107,500

7.000%, due 12/01/18		6,130,000	5,593,625

			18,617,235

Vietnam—1.62%
Socialist Republic of Vietnam,
6.875%, due 01/15/16		$2,400,000	2,561,544

6.875%, due 01/15/16(4)		2,600,000	2,775,007

			5,336,551

Total international bonds (cost—$263,123,945)			277,690,024

	Number of
	warrants

Warrants—1.49%

Argentina—1.49%
Republic of Argentina, expires 12/15/35*(7)
(cost—$4,225,714)		58,098,103	4,908,099

	Face
	amount

Short-term investments—3.65%

International bond—0.64%

Egypt—0.64%
Egypt Treasury Bill
5.835%, due 08/05/08(8)
(cost—$2,037,969)	EGP	12,200,000	2,099,705

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

	Shares	Value

Short-term investments—(concluded)

Other—2.67%
UBS Supplementary Trust—U.S. Cash
Management Prime Fund, 5.040%(9),(10)
(cost—$8,810,452)	8,810,452	$8,810,452

	Face
	amount

US corporate bond—0.04%
Countrywide Home Loans, Inc.,
4.250%, due 12/19/07
(cost—$121,471)	$125,000	123,519

US government obligation—0.30%
US Treasury Bills,
4.850%, due 12/20/07(8),(11)
(cost—$978,699)	985,000	979,801

Total short-term investments (cost—$11,948,591)		12,013,477

	Number of
	contracts

Options purchased—0.27%

Put options—0.27%
10 Year US treasury notes futures, strike at $110.00,
expires December 2007*(11)
(cost—$677,228)	1,531	885,109

Total investments(12)—89.71% (cost—$279,975,478)		295,496,709

Cash and other assets, less liabilities—10.29%		33,894,527

Net assets—100%		$329,391,236

*	Non-income producing security.
(1)	Floating rate security—The interest rate shown is the current rate as of October 31, 2007.
(2)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2007. Maturity date disclosed is the ultimate maturity date.
(3)	Bond interest in default.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the value of these securities amounted to $21,793,064 or 6.62% of net assets.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

(5)	Reflects annualized yield at October 31, 2007 on zero coupon bonds.
(6)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At October 31, 2007, the value of these securities amounted to $6,607,615 or 2.01% of net assets.
(7)	Security represents an equity claim linked to Argentina’s gross domestic product.
(8)	The rate shown is the effective yield at the date of purchase.
(9)	The rate shown reflects the yield at October 31, 2007.
(10)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	10/31/06	10/31/07	10/31/07	10/31/07	10/31/07

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$32,440,632	$344,436,304	$368,066,484	$8,810,452	$1,047,965

(11)	This security was delivered to cover margin requirements for futures contracts.
(12)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended October 31, 2007. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	10/31/06	10/31/07	10/31/07	10/31/07	10/31/07

UBS Private Money
Market Fund LLC	$—	$6,568,342	$6,568,342	$—	$794

DISC	Discount bond
EXIT Bond	A long-term bond with a low interest rate, often issued by a less developed country, that gives the buyer the right of exemption from taking part in any subsequent rescheduling.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira
UAH	Ukrainian Hryvnia

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of October 31, 2007:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Chilean Peso	5,000,000,000	USD	9,412,651	11/23/07	$(733,765)

Colombian Peso	7,000,000,000	USD	3,218,391	11/23/07	(302,532)

Hungarian Forint	550,000,000	USD	3,080,370	11/23/07	(89,951)

New Turkish Lira	14,200,000	USD	10,435,600	11/23/07	(1,657,985)

Ukrainian Hryvnia	8,270,000	USD	1,463,717	05/18/09	(106,258)

United States Dollar	9,779,951	CLP	5,000,000,000	11/23/07	366,464

United States Dollar	6,478,873	COP	13,800,000,000	11/23/07	462,375

United States Dollar	12,468,968	EUR	8,775,000	01/24/08	254,402

United States Dollar	533,618	IDR	5,000,000,000	11/23/07	15,107

United States Dollar	3,322,915	PEN	10,100,000	11/23/07	48,329

United States Dollar	3,130,217	RON	7,500,000	11/23/07	143,207

United States Dollar	4,781,976	TRY	5,900,000	11/23/07	242,824

United States Dollar	1,490,090	UAH	8,270,000	05/18/09	79,885

Net unrealized depreciation on forward foreign currency contracts					$(1,277,898)

Currency type abbreviations:
COP	Colombian Peso
CLP	Chilean Peso
EUR	Euro
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RON	Romanian Leu
TRY	New Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—October 31, 2007

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of October 31, 2007:

	Expiration	Cost/		Unrealized
	date	proceeds	Value	appreciation

US treasury futures buy contracts:
5 Year US treasury notes,
145 contracts	December 2007	$15,387,398	$15,564,844	$177,446

10 Year US treasury notes,
709 contracts	December 2007	77,714,782	78,001,078	286,296

US long bonds, 435 contracts	December 2007	47,858,575	48,978,281	1,119,706

Net unrealized appreciation on futures contracts				$1,583,448

The segregated aggregate market value of investments delivered to cover margin requirements for the open futures positions at October 31, 2007, was $1,864,910.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—October 31, 2007

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$271,165,026)	$286,686,257

Investments in securities of an affiliated issuer, at value (cost—$8,810,452)	8,810,452

Total investments (cost—$279,975,478)	295,496,709

Foreign currency, at value (cost—$5,722,082)	5,812,938

Interest receivable	3,164,046

Outstanding swap agreements, at value*	32,362,131

Unrealized appreciation on forward foreign currency contracts	1,612,593

Other assets	5,475

Total assets	338,453,892

Liabilities:
Due to custodian bank	3,448,204

Payable for investments purchased	1,291,538

Unrealized depreciation on forward foreign currency contracts	2,890,491

Outstanding swap agreements, at value	13,471

Payable to investment advisor and administrator	318,233

Variation margin payable	854,396

Directors’ fees payable	4,982

Accrued expenses and other liabilities	241,341

Total liabilities	9,062,656

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	299,244,253

Accumulated undistributed net investment income	979,693

Accumulated net realized gain from investment transactions	13,163,888

Net unrealized appreciation of investments, futures, swaps,
forward foreign currency contracts and other assets and liabilities
denominated in foreign currencies	16,003,402

Net assets	$329,391,236

Net asset value per share	$15.26

*	Upfront payments made by the Fund on outstanding swap agreements amounted to $32,313,228.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the
year ended
October 31, 2007

Investment income:
Interest income, net of foreign witholding taxes of $75,533
(includes $1,047,965 earned from an affiliated entity)	$23,639,696

Securities lending income (all of which was earned
from an affiliated entity)	794

Total income	23,640,490

Expenses:
Investment advisory and administration fees	4,093,382

Custody and accounting fees	205,042

Professional fees	110,600

Reports and notices to shareholders	75,000

Listing fees	23,810

Transfer agency fees	21,800

Directors’ fees	16,300

Interest expense	12,720

Insurance expense	12,576

Other expenses	15,188

Total expenses	4,586,418

Less: Fee waivers by investment advisor and administrator	(311,658)

Net expenses	4,274,760

Net investment income	19,365,730

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	13,775,809

Futures	253,306

Swap agreements	890,487

Forward foreign currency contracts and foreign currency transactions	(282,511)

Net change in unrealized appreciation/(depreciation) of:

Investments	3,135,704

Futures	1,446,821

Swap agreements	(727,521)

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	175,813

Net realized and unrealized gains from investment activities	18,667,908

Net increase in net assets resulting from operations	$38,033,638

See accompanying notes to financial statements

Global High Income Fund Inc.

Statements of changes in net assets

	For the years ended October 31,

	2007	2006

From operations:
Net investment income	$19,365,730	$16,838,776

Net realized gain from investments	13,775,809	20,933,062

Net realized gain from futures	253,306	3,791,604

Net realized gain from swap agreements	890,487	601,668

Net realized loss from forward foreign currency
contracts and foreign currency transactions	(282,511)	(3,401,189)

Net change in unrealized appreciation/(depreciation) of:
Investments	3,135,704	(1,715,757)

Futures	1,446,821	(1,055,966)

Swap agreements	(727,521)	690,490

Other assets and liabilities denominated in foreign currency
and forward foreign currency contracts	175,813	(833,754)

Net increase in net assets resulting from operations	38,033,638	35,848,934

Dividends and distributions to shareholders from:
Net investment income	(17,710,302)	(28,531,823)

Net realized gains	(11,479,701)	(23,455,902)

Total dividends and distributions to shareholders	(29,190,003)	(51,987,725)

Capital stock transactions:
Proceeds from shares issued through rights
offering (net of offering costs of $— and $389,000)	—	30,997,694

Net increase in net assets	8,843,635	14,858,903

Net assets:
Beginning of year	320,547,601	305,688,698

End of year	$329,391,236	$320,547,601

Accumulated undistributed (distributions in excess of)
net investment income	$979,693	($2,126,136)

See accompanying notes to financial statements

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,

	2007	2006	2005	2004	2003

Net asset value,
beginning of year	$14.85	$15.72	$16.43	$15.92	$14.14

Net investment income	0.90 *	0.79 *	1.02	0.98	1.02

Net realized and unrealized gains
from investment activities	0.86	0.92	1.17	1.27	2.44

Net increase from investment
operations	1.76	1.71	2.19	2.25	3.46

Dividends from net investment income	(0.82)	(1.35)	(1.61)	(0.97)	(1.13)

Distributions from net realized gains	(0.53)	(1.21)	(1.29)	(0.77)	(0.53)

Distributions from paid-in-capital	—	—	—	—	(0.02)

Total dividends and distributions	(1.35)	(2.56)	(2.90)	(1.74)	(1.68)

Offering costs charged to
paid-in capital	—	(0.02)	—	—	—

Net asset value, end of year	$15.26	$14.85	$15.72	$16.43	$15.92

Market price per share,
end of year	$14.38	$16.06	$17.82	$18.31	$17.07

Total market price return(1)	(2.33)%	6.28%	13.25%	18.68%	36.52%

Total net asset value return(2)	12.40%	11.75%	14.68%	15.12%	25.64%

Ratios/Supplemental data:
Net assets, end of year (000’s)	$329,391	$320,548	$305,689	$319,359	$309,516

Ratio of expenses to average net assets:
Before fee waivers by advisor	1.41%	1.43%	1.43%	1.40%	1.43%

After fee waivers by advisor	1.32%	1.34%	1.41%	1.40%	1.43%

Ratio of net investment income to
average net assets:	5.96%	5.34%	6.49%	6.18%	6.66%

Portfolio turnover rate	100%	108%	160%	140%	53%

*	Calculated using the average shares outstanding for the year.
(1)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Global High Income Fund Inc.

Financial highlights

(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

See accompanying notes to financial statements

Global High Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the

Global High Income Fund Inc.

Notes to financial statements

investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). All investments quoted in foreign currencies will be valued weekly in US dollars on the basis of the foreign currency exchange rates. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

Global High Income Fund Inc.

Notes to financial statements

For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Global High Income Fund Inc.

Notes to financial statements

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

Global High Income Fund Inc.

Notes to financial statements

reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Global High Income Fund Inc.

Notes to financial statements

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At October 31, 2007, the Fund had outstanding credit default swap contracts with the following terms:

				Payments		Payments
	Notional		Termination	made by		received by
Counterparty	amount		dates	the Fund		the Fund	Value

Citigroup Global Markets Limited	DOP	186,200,000	11/13/07	$4,876,101	(1)	— (2)	$5,514,614

Credit Suisse International	USD	1,500,000	12/20/11	1,500,000	(3)(4)	5.0000%	1,365,708

Goldman Sachs International	USD	1,850,000	09/20/08	—	(5)	6.0000	3,071

Merrill Lynch International	USD	2,000,000	07/20/12	—	(6)	0.6700	(13,471)

(Upfront payments made by the Fund of $6,376,101)							$6,869,922

(1)	Payment made on 11/10/06 to fully fund swap.
(2)	Payment from the counterparty will be received upon the occurrence of a credit event with respect to the Certificados de Inversion Cero Cupon bond, due 11/12/07.
(3)	Payment made on 01/30/07 to fully fund swap.
(4)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Countrywide Home Loans 4.000% bond, due 03/22/11.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Panama 8.875% bond, due 09/30/27.

Currency type abbreviations:
DOP	Dominican Peso
USD	United States Dollar

Global High Income Fund Inc.

Notes to financial statements

At October 31, 2007, the Fund had outstanding total return swap contracts with the following terms:

				Payments		Payments
	Notional		Termination	made by		received by
Counterparty	amount		date	the Fund		the Fund		Value

Credit Suisse International	ARS	12,225,000	12/19/11	$10,815,082	(1)	—	(2)	$9,835,652

Credit Suisse International	RUB	75,200,000	03/03/08	2,886,185	(3)	—	(4)	3,008,364

Credit Suisse International	RUB	58,010,000	06/04/08	2,281,722	(5)	—	(6)	2,375,269

Deutsche Bank AG	KZT	445,800,000	03/19/08	3,800,721	(7)	—	(8)	3,763,617

Morgan Stanley & Co. International Ltd.	KZT	448,000,000	02/05/08	3,500,957	(9)	—	(10)	3,852,356

Morgan Stanley & Co. International Ltd.	UAH	13,025,000	03/18/08	2,652,460	(11)	—	(12)	2,643,480

(Upfront payments made by the Fund of $25,937,127)								$25,478,738

Currency type abbreviations:
ARS	Argentine Peso
KZT	Kazakhstan Tenge
RUB	Russian Ruble
UAH	Ukrainian Hryvnia

(1)	Payment made on 04/13/07 to fully fund swap.
(2)	Rate is equal to the total return on the Republic of Argentina 4.000% bond, due 12/17/11.
(3)	Payment made on 08/28/07 to fully fund swap.
(4)	Rate is equal to the total return on the Russian Standard Bank 8.250% bond, due 03/03/08.
(5)	Payment made on 09/14/07 to fully fund swap.
(6)	Rate is equal to the total return on the Rosselkhozbank 7.200% bond, due 06/04/08.
(7)	Payment made on 02/26/07 to fully fund swap.
(8)	Rate is equal to the total return on the Halyk Savings Bank-Kazak 7.100% bond, due 03/17/08.
(9)	Payment made on 12/13/06 to fully fund swap.
(10)	Rate is equal to the total return on the JSC Alliance Bank 9.000% bond, due 06/27/08.
(11)	Payment made on 04/24/07 to fully fund swap.
(12)	Rate is equal to the total return on the Private Bank 11.000% bond, due 03/11/08.

Global High Income Fund Inc.

Notes to financial statements

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Global High Income Fund Inc.

Notes to financial statements

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

The waiver will continue indefinitely unless the Board agrees to any change. At October 31, 2007, the Fund owed UBS Global AM $318,233, which is composed of $345,138 of investment advisory and administration fees less fees waived of $26,905. For the year ended October 31, 2007, UBS Global AM waived $311,658 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $20,499,567. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Global High Income Fund Inc.

Notes to financial statements

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the year ended October 31, 2007, UBS Securities LLC earned $265 in compensation as the Fund’s lending agent. At October 31, 2007, the Fund did not have any securities on loan and the Fund did not owe UBS Securities LLC compensation as the Fund’s lending agent.

Rights offering
During the year ended October 31, 2006, the Fund issued 2,152,169 shares in connection with a rights offering of the Fund’s common stock. Shareholders of record on November 10, 2005, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on November 10, 2005 and expired on December 20, 2005. The subscription price per share was the greater of (i) the net asset value (“NAV”) per share on December 20, 2005 (the “expiration date”) or (ii)95% of the volume weighted average share price on the New York Stock Exchange on the expiration date and four preceding business days. The subscription price of the offer was $14.58. Offering costs attributed to the rights offering in the amount of $389,000 were charged against additional paid-in-capital.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2007. For the year ended October 31, 2007 and for the year ended October 31, 2006,

Global High Income Fund Inc.

Notes to financial statements

the Fund did not repurchase any shares of common stock. Transactions in shares of common stock were as follows:

For the year ended October 31, 2006:	Shares	Amount

Shares issued through rights offering	2,152,169	$30,997,694

Purchases and sales of securities
For the year ended October 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $279,920,890 and $305,646,516, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision is required.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

Distributions paid from:	2007	2006

Ordinary income	$17,710,302	$31,175,740

Net long-term capital gains	11,479,701	20,811,985

	$29,190,003	$51,987,725

At October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income		$10,310,416

Undistributed long-term capital gains		10,050,339

Accumulated capital and other losses		(2,919,852)

Net unrealized appreciation		12,706,079

Total accumulated earnings		$30,146,982

Global High Income Fund Inc.

Notes to financial statements

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at October 31, 2007 were as follows:

Tax cost of investments	$281,425,006

Gross unrealized appreciation	18,927,586

Gross unrealized depreciation	(4,855,883)

Net unrealized appreciation	$14,071,703

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments, wash sales and options marked to market.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2007, the Fund’s accumulated undistributed net investment income was increased by $1,450,401, accumulated net realized gain from investment activities was decreased by $1,450,405, and capital stock was increased by $4. These differences are primarily due to tax treatment of foreign currency transactions, paydown gains and losses and adjustments for certain debt obligations.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as an expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day of the Fund’s April 30, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Global High Income Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 21, 2007

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2007. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2007, UBS Global AM had approximately $162.7 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $801.1 billion in assets under management as of September 30, 2007.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Global High Income Fund Inc.

General information (unaudited)

Clarification to asset segregation policy

Cover for strategies using derivative instruments—Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

With respect to futures contracts, the Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” the Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place segregated assets in a segregated account of the Fund in an

Global High Income Fund Inc.

General information (unaudited)

amount equal to the contracts’ full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund’s custodian or sub-custodian will place segregated assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund.

When the Fund enters into a non-deliverable forward transaction, the Fund’s custodian will maintain segregated assets in an amount not less than the value of the Fund’s unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the Fund’s unrealized loss under the non-deliverable forward agreement.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivatives instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover positions or segregated accounts could impede portfolio management or the Fund’s ability to meet current obligations.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is

Global High Income Fund Inc.

General information (unaudited)

changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Global High Income Fund Inc.

General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made no less frequently than annually.

Revised distribution characteristics for distributions made from January 2007 through May 2007 and additional information
In 2007 press releases issued through the end of May, the Fund provided estimated information regarding the sources of its monthly distributions. Those press releases and certain related shareholder notices indicated that prior 2007 distributions were estimated to be sourced from a combination of net investment income and long-term or short-term capital gains. The Fund subsequently determined to reclassify certain distributions made earlier this year in connection with an annual tax filing made in July 2007.

Global High Income Fund Inc.

General information (unaudited)

The Fund reclassified the sources of the distributions made from January 2007 through May 2007 from certain various percentages of net investment income and/or long-term or short-term capital gains, noted in previous disclosures, to the following (as previously noted in the semi-annual report for the period ended April 30, 2007): for distributions declared in January 2007 and February 2007, the estimated source of the these distributions is long-term capital gains only; for the distribution declared in March 2007, the estimated source of that distribution is 86% long-term capital gains and 14% short-term capital gains; for the distribution declared in April 2007, the estimated source of that distribution is short-term capital gains; and for the distribution declared in May 2007, the Fund estimates that 5% of this monthly distribution represented short-term capital gains and 95% represented net investment income. This readjustment does not change the amount of the distributions that had been paid, only their estimated characteristics.

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 18, 2007, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. In addition, one of the Independent Directors and legal counsel to the Independent Directors met several times with management and representatives of PricewaterhouseCoopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Directors received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting to discuss matters related to the Fund and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York Fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fifth quintile, while its total expenses were in the fourth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management noted to the board that although the Fund’s total expenses were in the fourth quintile, management considered total expenses of the fund generally comparable to those of funds at the median of the Expense group.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered performance information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods, through April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the fourth quintile for the one-year period, the second quintile for the three-year period and the third quintile for the five- and ten-year periods and since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). The board recognized that in November 2006, based on UBS Global AM’s recommendation, it approved removing the Fund’s 20% limitation on non-US dollar investments, which provides the Fund greater investment flexibility and could result in enhanced performance, although with possible additional risk. Management noted to the board that the Fund’s return for the one-year period did not fully reflect the implementation of the Fund’s new investment strategy. In addition, management noted that under current market conditions it

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

believes that the Fund should benefit from the removal of this investment limitation. Management also noted that the Fund is more conservatively managed than many funds in its Performance Universe in terms of credit risk, country risk and leverage—the Fund did not borrow from banks for investment purposes or issue preferred stock in order to leverage the investment portfolio—which were contributing factors to the Fund’s below average one-year period performance. Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee did not contain a breakpoint; however, UBS Global AM had agreed to a breakpoint via a fee waiver agreement that could only be removed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoint had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of a breakpoint in the management fee.

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Generally, in light of UBS Global AM’s profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoint currently in place for the Fund, the board believed that UBS Global AM’s sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Global High Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg;(2) 65	Director	Since 1996	Professor Feldberg is Dean
Morgan Stanley			Emeritus and Professor of Leadership
1585 Broadway			and Ethics at Columbia Business
33rd Floor			School, although on an extended
New York, NY 10036			leave of absence. He is also a senior
advisor to Morgan Stanley (financial
services) (since March 2005).
Professor Feldberg also serves as
president of New York City Global
Partners (an organization located in
part of the Office of the Mayor of
the City of New York that promotes
interaction with other cities around
the world) (since May 2007). Prior
to July 2004, he was Dean and
Professor of Management of the
Graduate School of Business at
Columbia University (since 1989).

50

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of	Professor Feldberg is also a director of
30 investment companies (consisting of 59	Primedia Inc. (publishing), Macy’s, Inc.
portfolios) for which UBS Global AM or	(operator of department stores), Revlon,
one of its affiliates serves as investment	Inc. (cosmetics) and SAPPI, Ltd. (producer
advisor, sub-advisor or manager.	of paper).

51

Global High Income Fund Inc.

Supplemental information (unaudited)

Non-interested Directors
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 72	Director and	Since 1995	Mr. Armstrong is chairman and
c/o Willkie Farr &	Chairman of	(Director)	principal of R.Q.A. Enterprises
Gallagher LLP	the Board of	Since 2004	(management consulting firm)
787 Seventh Avenue	Directors	(Chairman of	(since April 1991 and principal
New York,		the Board of	occupation since March 1995).
NY 10019-6099		Directors)

Alan S. Bernikow; 66	Director	Since 2006	Mr. Bernikow is retired. He was a
207 Benedict Ave			consultant on non-management
Staten Island, NY 10314			matters for the firm of Deloitte &
Touche (international accounting
and consulting firm) (from June
2003 until 2007). Previously, he
was deputy chief executive officer
at Deloitte & Touche.

Richard R. Burt; 60	Director	Since 1995	Mr. Burt is a senior advisor to
Kissinger McLarty			Kissinger McLarty Associates (a
Associates			consulting firm) (since April 2007)
900 17th Street, 8th Floor			and chairman of IEP Advisors
Washington, DC 20006			(international investments and
consulting firm). Prior to April 2007,
he was chairman of Diligence Inc.
(information and risk management
firm).

Bernard H. Garil; 67	Director	Since 2006	Mr. Garil is retired (since 2001).
6754 Casa Grande Way			He was a managing director at
Delray Beach, FL 33446			PIMCO Advisory Services (from
1999 to 2001) where he served as
president of closed-end funds and
vice-president of the variable
insurance product funds advised by
OpCap Advisors (until 2001).

52

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17	None
investment companies (consisting of 46
portfolios) for which UBS Global AM or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

Mr. Bernikow is a director or trustee of 17	Mr. Bernikow is also a director of Revlon,
investment companies (consisting of 46	Inc. (cosmetics) (and serves as the chair of
portfolios) for which UBS Global AM or	its audit committee and as a member of its
one of its affiliates serves as investment	nominating and corporate governance
advisor, sub-advisor or manager.	committee), a director of Mack-Cali Realty
Corporation (real estate investment trust)
(and serves as the chair of its audit
committee); and a director of the Casual
Male Retail Group, Inc. (menswear) (and
serves as a member of its audit committee
and as a member of its nominating and
corporate governance committee).

Mr. Burt is a director or trustee of 17	Mr. Burt is also a director of The Central
investment companies (consisting of 46	European Fund, Inc., The Germany Fund,
portfolios) for which UBS Global AM or	Inc., The New Germany Fund, Inc., IGT,
one of its affiliates serves as investment	Inc. (provides technology to gaming and
advisor, sub-advisor or manager.	wagering industry) and The Protective
Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17	Mr. Garil is also a director of OFI Trust
investment companies (consisting of 46	Company (commercial trust company) and
portfolios) for which UBS Global AM or	a trustee for the Brooklyn College
one of its affiliates serves as investment	Foundation, Inc. (charitable foundation).
advisor, sub-advisor or manager.

53

Global High Income Fund Inc.

Supplemental information (unaudited)

Non-interested Directors (concluded)
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Heather R. Higgins; 48	Director	Since 2006	Ms. Higgins is the president and
255 E.49th St., Suite 23D			director of The Randolph
New York, NY 10017			Foundation (charitable foundation)
(since1991). Ms. Higgins also
serves on the boards of several
non-profit charitable groups,
including the Independent Women’s
Forum (chairman), and the
Philanthropy Roundtable
(vice chairman). She had also
served on the board of the Hoover
Institution (executive committee)
(2001–2007).

54

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17	None
investment companies (consisting of 46
portfolios) for which UBS Global AM or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

55

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 42	Vice President	Since 2005	Mr. Allessie is an executive director (since
	and Assistant		2007) and deputy general counsel (since
	Secretary		2005) at UBS Global Asset Management
(US) Inc. and UBS Global AM
(collectively, “UBS Global AM—
Americas region”). Prior to joining UBS
Global AM—Americas region, he was
senior vice president and general
counsel of Kenmar Advisory Corp. (from
2004 to 2005). Prior to that, Mr. Allessie
was general counsel and secretary of
GAM USA Inc., GAM Investments, GAM
Services, GAM Funds, Inc. and the GAM
Avalon Funds (from 1999 to 2004).
Mr. Allessie is a vice president and assistant
secretary of 21 investment companies
(consisting of 104 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President	Since 2000	Mr. Disbrow is an executive director
	and Treasurer	(Vice	(since 2007), (prior to which he was a
		President) and	director) (since 2001) and head of the US
		since 2004	mutual fund treasury administration
		(Treasurer)	department of UBS Global AM—
Americas region (since September
2006). Mr. Disbrow is a vice president
and treasurer and/or principal
accounting officer of 21 investment
companies (consisting of 104 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

56

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 42	Vice President	Since 2006	Mr. Flook is an associate director and a
	and Assistant		senior manager of the US mutual fund
	Treasurer		treasury administration department of
UBS Global AM—Americas region (since
2006). Prior to joining UBS Global AM—
Americas region, he was a senior
manager with The Reserve (asset
management firm) from May 2005 to
May 2006. Prior to that he was a senior
manager with PFPC Worldwide since
October 2000. Mr. Flook is a vice
president and assistant treasurer of 21
investment companies (consisting of 104
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

Mark F. Kemper**; 49	Vice President	Since 2004	Mr. Kemper is general counsel of UBS
	and Secretary		Global AM—Americas region (since
2004). Mr. Kemper also is a managing
director of UBS Global AM—Americas
region (since 2006). He was deputy
general counsel of UBS Global Asset
Management (Americas) Inc. (“UBS
Global AM—Americas”) from July 2001
to July 2004. He has been secretary of
UBS Global AM—Americas region since
1999 and assistant secretary of UBS
Global Asset Management Trust
Company since 1993. Mr. Kemper is
secretary of UBS Global AM—Americas
region (since 2004). Mr. Kemper is vice
president and secretary of 21 investment
companies (consisting of 104 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

57

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 39	Vice President	Since 2004	Ms. Kilkeary is an associate director (since
	and Assistant		2000) and a senior manager (since 2004)
	Treasurer		of the US mutual fund treasury
administration department of UBS
Global AM—Americas region. Ms. Kilkeary
is a vice president and assistant
treasurer of 21 investment companies
(consisting of 104 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
Advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President	Since 2005	Ms. Lee is a director and associate
	and Assistant		general counsel of UBS Global AM—
	Secretary		Americas region (since 2005). Prior to
joining UBS Global AM—Americas
region, she was vice president and
counsel at Deutsche Asset
Management/Scudder Investments from
2003 to 2005. Prior to that she was
assistant vice president and counsel at
Deutsche Asset Management/Scudder
Investments from 2000 to 2003. Ms. Lee
is a vice president and assistant
secretary of 21 investment companies
(consisting of 104 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

58

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 38	Vice President	Since 2007	Mr. LeMire is a director and senior
	and Assistant		manager of the US mutual fund treasury
	Treasurer		administration department of UBS
Global AM—Americas region (since
October 2007). Prior to joining UBS
Global AM—Americas region, he was an
independent consultant with Third River
Capital, LLC (formerly Two Rivers Capital,
LLC) (from 2005 to 2007). Prior to that,
he was vice president of operations and
fund administration with Oberweis Asset
Management, Inc. (from 1997 to 2005).
Mr. LeMire is a vice president and
assistant treasurer of 21 investment
companies (consisting of 104 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Joseph McGill*; 45	Vice President	Since 2004	Mr. McGill is a managing director (since
	and Chief		2006) and chief compliance officer (since
	Compliance		2003) of UBS Global AM—Americas
	Officer		region. Prior to joining UBS Global
AM—Americas region, he was assistant
general counsel at J.P. Morgan
Investment Management (from 1999 to
2003). Mr. McGill is a vice president and
chief compliance officer of 21
investment companies (consisting of 104
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

59

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 41	Vice President	Since 2007	Mrs. Osborn is an associate director and
	and Assistant		a senior manager of the US mutual fund
	Treasurer		treasury administration department of
UBS Global AM—Americas region (since
2006). Prior to joining UBS Global AM—
Americas region, she was an assistant
vice president with Brown Brothers
Harriman since April 1996. Mrs. Osborn
is a vice president and assistant
treasurer of 21 investment companies
(consisting of 104 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

John A. Penicook, Jr.**; 49	Vice President	Since 2002	Mr. Penicook is a managing director
(since 2000) and Co-Head of
Global Fixed Income of UBS Global
AM—Americas region. Mr. Penicook is
a vice president of three investment
companies (consisting of three portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Eric Sanders*; 42	Vice President	Since 2005	Mr. Sanders is a director and associate
	and Assistant		general counsel of UBS Global AM—
	Secretary		Americas region (since 2005). From
1996 until June 2005, he held various
positions at Fred Alger & Company,
Incorporated, the most recent being
assistant vice president and associate
general counsel. Mr. Sanders is a vice
president and assistant secretary of 21
investment companies (consisting of 104
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

60

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Uwe Schillhorn**; 43	Vice President	Since 2004	Mr. Schillhorn is an executive director,
and head of emerging markets debt
(since 2004) of UBS Global AM—
Americas region. Mr. Schillhorn is a vice
president of two investment companies
(consisting of two portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

Andrew Shoup*; 51	Vice President	Since 2006	Mr. Shoup is a managing director and
	and Chief		senior member of the global treasury
	Operating		administration department of UBS Global
	Officer		AM—Americas region (since July 2006).
Prior to joining UBS Global AM—
Americas region, he was chief
administrative officer for the Legg
Mason Partner Funds (formerly Smith
Barney, Salomon Brothers, and CitiFunds
mutual funds) from November 2003 to
July 2006. Prior to that, he held various
positions with Citigroup Asset
Management and related companies
with their domestic and offshore mutual
funds since 1993. Additionally, he has
worked for another mutual fund complex
as well as spending eleven years in public
accounting. Mr. Shoup is a vice president
and chief operating officer of 21
investment companies (consisting of 104
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

61

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for
UBS Global Asset Management (since
2004); a member of the UBS Group
Managing Board (since 2003) and a
member of the UBS Global Asset
Management Executive Committee (since
2001). Prior to his current role, Mr. Sotorp
was head of UBS Global Asset
Management—Asia Pacific (2002–2004),
covering Australia, Japan, Hong Kong,
Singapore and Taiwan; head of UBS Global
Asset Management (Japan) Ltd.
(2001–2004); representative director
and president of UBS Global Asset
Management (Japan) Ltd. (2000–2004);
and member of the board of Mitsubishi
Corp.—UBS Realty Inc. (2000–2004).
Mr. Sotorp is president of 21 investment
companies (consisting of 104 portfolios)
for which UBS Global Asset
Management—Americas region or one
of its affiliates serves as investment
advisor, sub-advisor or manager.

62

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Keith A. Weller*; 46	Vice President	Since 1995	Mr. Weller is an executive director and
	and Assistant		senior associate general counsel of UBS
	Secretary		Global AM—Americas region (since
2005) and has been an attorney with
affiliated entities since 1995. Mr. Weller
is a vice president and assistant
secretary of 21 investment companies
(consisting of 104 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor, sub-advisor or manager.

(1)	Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.

(2)	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

63

Global High Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Global High Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which includes a copy of this annual report along with other information about the Fund. After the Fund’s 2006 annual meeting of shareholders, it filed a certification with the NYSE on March 13, 2007 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

64

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	John Penicook
President	Vice President

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $53,500 and $73,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings, including the review of certain information included in the October 2005 registration statement relating to a rights offering.

(b)	Audit-Related Fees:

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $3,773, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements, and (2) review of the consolidated 2006 and 2005 report on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,150 and $4,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended October 31, 2007 and October 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-Revised as of November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended October 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by E&Y of $385,425 and $403,038, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$7,850	$7,923
Non-Covered Services	377,575	395,115

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
		Title – Vice President
		Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is an executive director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Information is as of – December 28, 2007

(a)	(2)	(i) Portfolio Manager

		Uwe Schillhorn

(a)	(2)	(ii) (A) Registered Management Investment Companies

The portfolio manager is responsible for 4 additional Registered Management Investment Companies (not including the Registrant) totaling approximately $310 million in total assets as of October 31, 2007.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

		The Portfolio Manager is responsible for 10 additional Other Pooled Investment Vehicles totaling approximately $1.9 billion in total assets as of October 31, 2007.

(a)	(2)	(ii) (C) Other Accounts

		The Portfolio Manager is responsible for 18 additional accounts totaling approximately $2.4 billion in total assets as of October 31, 2007.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2007.)

(a)	(3)	Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. Schilhorn, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark in effect as of December 2007 is a blended benchmark composed of 70% of JP Morgan Emerging Markets Bond Index-Global Index and 30% JP Morgan Government Bond Index-Emerging Markets Diversified (in USD).

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2007, except as otherwise noted.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2007.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed December 30, 2003 (Accession Number: 0001206774-03-000909)(SEC File No. 811-07540).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 28, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 28, 2007